Tamarack Funds Trust (the “Trust”)

Tamarack Prime Money Market Fund

Tamarack U.S. Government Money Market Fund

Tamarack Tax-Free Money Market Fund

Tamarack Institutional Prime Money Market Fund

Tamarack Institutional Tax-Free Money Market Fund

(the “Funds”)

Supplement dated October 8, 2008

to the Prospectus dated January 28, 2008, as revised May 1, 2008, for the Funds listed above

The Board of Trustees of the Trust has approved the participation by the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”), and each Fund has applied to participate in the Program. The Program is designed to help stabilize the credit markets, which is intended to benefit investors in money market funds, including the Funds.

Under the Program, shares held by shareholders in a Fund as of the close of business on September 19, 2008 are insured against loss in the event the Fund liquidates its holdings and the per share value at the time of liquidation is less than $1 per share. The Program protects no more than the number of shares of a Fund held by a shareholder as of the close of business on September 19, 2008 (the “Program Date”), and protects less in certain cases, if a shareholder sold shares after the Program Date. Specifically, if the number of shares held by a shareholder fluctuates after the Program Date, the shareholder will be covered for the lesser of the number held on the Program Date or the number held on the date on which the Fund’s market-based net asset value per share falls below $0.995. Upon any liquidation pursuant to the Program, shares not protected by the Program will receive only net asset value per share, which may be less than $1.00.

Participation in the initial three months of the Program (i.e., until December 18, 2008) requires payment to the U. S Department of the Treasury in the amount of 0.01% of the net asset value of each participating Fund as of the Program Date. This expense will be borne by each Fund and therefore shared among all of the Fund’s shareholders while the Program is in effect without regard to any expense limitation currently in effect for the Fund. The Secretary of the Treasury may extend the Program beyond its initial three-month term, but no later than through the close of business on September 18, 2009. If the Program is extended, the Funds will consider whether to continue to participate.

As of the date of this Supplement, the U.S. Treasury Department has reported that assets available to support all participating money market funds will not exceed the amount available within the U.S. Treasury Department’s Exchange Stabilization Fund on the date of payment (currently, approximately $50 billion). More information about the Program is available at http://www.ustreas.gov.

This Supplement updates certain information contained in the Prospectus for the Funds dated January 28, 2008, as revised on May 1, 2008. You should keep this Supplement with your Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling 1-800-422-2766 or contacting your investment representative. Clients of RBC Wealth Management may obtain additional copies of the Prospectus by calling 1-866-763-3728 or contacting their investment representative.

TAM-MM PROSP – SUP 10/08

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